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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2009

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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         Kansas                        1-04721                  48-0457967
(State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)

       6200 Sprint Parkway, Overland Park, Kansas          66251
        (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965

           (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 26, 2009, Sprint Nextel Corporation (the "Company") appointed Charles L. Hall, 59, to succeed Christopher J. Gregoire as principal accounting officer of the Company effective March 3, 2009. Mr. Gregoire has been appointed Vice President and Assistant Controller.

(c) On February 26, 2009, the Company appointed Charles L. Hall as Senior Vice President and Controller of the Company effective March 3, 2009.

Mr. Hall served as Senior Vice President - Finance of the Company from November 2008 through March 3, 2009. Prior to joining the Company, Mr. Hall served as Vice President and Controller of Lyondell Chemical Company, a $25 billion manufacturer of chemicals and plastics, where he was responsible for financial accounting and reporting, internal financial controls and business performance analysis. Prior to Lyondell, Mr. Hall was employed by BP Amoco in Chicago, where he served 16 years in a variety of financial roles, including General Manager, Accounting and Reporting, for BP Amoco's North American operations, Controller of Amoco Chemical Company and Assistant Controller of Amoco Corporation.

(d) On February 26, 2009, the Board of Directors of the Company appointed a new independent director, Frank Ianna, with the appointment to be effective as of March 3, 2009.

The Board appointed Mr. Ianna to serve on the Nominating and Corporate Governance Committee upon the effectiveness of his appointment to the Board.

A copy of the press release issued by the Company on March 3, 2009 announcing the appointment of Mr. Ianna is included as Exhibit 99.1 to this report and incorporated herein by reference.

(e)       Long-Term Incentive Compensation Plan

On January 23, 2009, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") established the 2009 performance objectives and other terms of the Company's 2009 Long-Term Incentive Plan (the "2009 LTI Plan") for the Company's officers and other eligible employees. The Company filed a Current Report on Form 8-K on January 26, 2009 summarizing the 2009 LTI Plan.

On February 25, 2009, the Compensation Committee approved the 2009 LTI Plan awards, which included both stock options and performance unit awards. The value of each performance unit award is $1.00. Daniel R. Hesse, our President and Chief Executive Officer, was granted a total of 2,951,389 stock options and $2,125,000 in performance unit awards. Keith O. Cowan, our President - Strategic Planning and Corporate Initiatives and Acting President - CDMA, was granted 868,056 stock options and $625,000 in performance unit awards. Steven L. Elfman, our President - Network Operations and Wholesale, was granted 885,417 stock options and $637,500 in performance unit awards. Robert L. Johnson, our Chief Service Officer, was granted 377,778 stock options and $272,000 in performance unit awards. Pursuant to Robert H. Brust's, our Chief Financial Officer, employment agreement, he is not eligible to participate in the 2009 LTI Plan.

Item 9.01         Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed with this report:


Exhibit No.          Description
99.1                 Press Release Announcing Appointment of Frank Ianna to
                     Sprint Nextel's Board of Directors


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPRINT NEXTEL CORPORATION



Date: March 3, 2009                          /s/  Timothy O'Grady
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                                            By:   Timothy O'Grady
                                                  Assistant Secretary



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                                  EXHIBIT INDEX


Number         Exhibit
99.1           Press Release Announcing Appointment of Frank Ianna to
               Sprint Nextel's Board of Directors